Contingencies	12 Months Ended
Dec. 31, 2014
Contingencies [Abstract]
Contingencies

Note 13. Contingencies

Litigation

In the normal course of business, the Company is named as defendant in various legal proceedings in which claims are asserted against the Company. We record accruals for loss contingencies based on the circumstances of each claim, when it is probable that a loss has been incurred as of the balance sheet date and can be reasonably estimated. Although the outcome of litigation cannot be predicted with certainty, we believe the ultimate resolution of these legal proceedings will not have a material effect on our business or financial condition.

In 2014, we recorded legal costs of $9.0 in the US related to a settlement agreement in connection with a lawsuit in California involving allegations regarding our wage statements. The settlement agreement was preliminarily approved by the court in January 2015, with a final ruling expected in June 2015. We believe that the settlement is in our best interest to avoid the costs and disruption of ongoing litigation.

We experienced a significant increase in client claims against us in France during the second quarter of 2013, requesting refunds for various payroll tax subsidies that we had received dating back to 2003 related to our French temporary associates. In March 2014, the French Supreme Court ruled in our favor on this matter, confirming that, as a matter of law, the benefit of the payroll tax subsidies belongs to the direct employer of the temporary associates. We do not expect to incur any losses as all of these claims have now been withdrawn as a result of this ruling.

In June 2012, we recorded legal costs of $10.0 in the United States for various legal matters, the majority of which was related to our entry into a settlement agreement in connection with a purported class action lawsuit involving allegations regarding our vacation pay policies in Illinois. Under the settlement agreement, we agreed to pay $8.0 plus certain related taxes and administrative fees. We maintain that our vacation pay policies were appropriate and we admit no liability or wrongdoing, but we believe that settlement is in our best interest to avoid the costs and disruption of ongoing litigation.

Guarantees

We have entered into certain guarantee contracts and stand-by letters of credit that total $172.6 ($126.8 for guarantees and $45.8 for stand-by letters of credit) as of December 31, 2014. The guarantees primarily relate to operating leases and indebtedness. The stand-by letters of credit relate to insurance requirements and debt facilities. If certain conditions were met under these arrangements, we would be required to satisfy our obligation in cash. Due to the nature of these arrangements and our historical experience, we do not expect to make any significant payments under these arrangements.